 As filed with the Securities and Exchange Commission on ______________, 1998.
                                                Registration No. 333-___________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                         -----------------------------

                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         ------------------------------

                             EUFAULA BANCCORP, INC.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

        DELAWARE                       6711                   63-0989868
(State of Incorporation)    (Primary Standard Industrial    (IRS Employer
                            Classification Code Number)   Identification No.)

                              218-220 Broad Street
                             Eufaula, Alabama 36072
                                 (334)687-3581
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

           Eufaula Bank & Trust Company Employee Stock Purchase Plan
                Eufaula BancCorp, Inc. Stock Option Plan of 1994
              Eufaula BancCorp, Inc. Director Stock Purchase Plan
          Eufaula BancCorp, Inc. Non-Employee Director Fee Arrangement
                             (Full title of Plans)

                        ------------------------------

                               Gregory B. Faison
                     President and Chief Executive Officer
                             Eufaula BancCorp, Inc.
                              218-220 Broad Street
                             Eufaula, Alabama 36072
                                 (334)687-3581

               (Name, address, including zip code, and telephone number, including area code, of agent for service)

                     -----------------------------------

                                   Copies to:

                               Michael D. Waters
                              Balch & Bingham LLP
                              No. 2 Dexter Avenue
                         Montgomery, Alabama 36104-3515
                                 (334)834-6500

                         ------------------------------

   Approximate date of commencement of proposed sale to the public: As soon as practicable following the effective date of this Registration Statement.

                         ------------------------------

                                 CALCULATION OF REGISTRATION FEE
=========================================================================================================
Title of each class                         Proposed Maximum      Proposed Maximum        Amount
   of Securities          Amount to be       Offering Price           Aggregate            of
  to be Registered         Registered          Per Share           Offering Price    Registration Fee(1)
---------------------------------------------------------------------------------------------------------
Common Stock
$1.00 par value            364,000(2)       Not Applicable           $5,969,500         $1,758.35
---------------------------------------------------------------------------------------------------------
(1)  Computed in accordance with Rule 457(c) and (h) based upon the market value of Registrant's common stock at April 20, 1998.
(2)  25,000 shares are registered pursuant to the Employee Stock Purchase Plan, 289,000 shares are registered pursuant to the Stock Option Plan of 1994, 25,000 shares are registered pursuant to the
     Director Stock Purchase Plan and 25,000 shares are registered pursuant to the Non-Employee Director
     Fee Arrangement.

     The Registration hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the
Securities Act of 1933 or until the Registration Statement shall become effective on such date as the
Commission, acting pursuant to said Section 8(a), may determine.
=========================================================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by Eufaula BancCorp, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

          (a) The Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, filed pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act");

          (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year referred to in (a) above; and

          (c) The description of the Company's common stock contained in the Company's Form 10-SB/A filed October 30, 1997.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

     Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          The Company's Restated Certificate of Incorporation, subject to certain exceptions, eliminates the potential personal liability of a director for monetary damages to the Company or its shareholders for breach of duty as a director. There is no elimination of liability for (1) any breach of the director's duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of Title 8 of the Delaware Code, or (4) any transaction from which the director derived an improper personal benefit. The Company's Restated Certificate of Incorporation does not eliminate or limit the right of the Company or its shareholders to seek injunctive or other equitable relief not involving monetary damages.

     The Company's Restated Certificate of Incorporation and By-Laws provide that the Company shall indemnify its officers, directors, employees and agents to the extent permitted by the Delaware General Corporation Law (the "DGCL").
Section 145 of the DGCL permits a corporation to indemnify any person who was or is a party or is threatened to be made a party or any threatened, pending or completed claim, action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the corporation, against expenses (including attorney's fees), judgments, fines and settlements incurred by him in connection with any such suit or proceeding, if he acted in good faith and in manner reasonably believed to be in or not opposed to the best interest of the corporation, and, in the case of a derivative action on behalf of the corporation, permits a corporation to indemnify any such action only against expenses and then only if such person is not adjudged liable for negligence or misconduct.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS

     The following exhibits are filed as a part of this Registration Statement:


    Exhibit
    Number                 Description of Exhibits
    -------                -----------------------

      4.1          Eufaula Bank & Trust Company Employee Stock
                   Purchase Plan (filed as Exhibit 10.1 to the Registrant's Annual Report on Form 10-KSB (File Number 33-
                   23062), filed with the Commission on April 29, 1994 and incorporated herein by reference.)

      4.2          Registrant's Stock Option Agreement (filed as Exhibit
                   10.3 to the Registrant's Annual Report on Form 10-KSB (File Number 33-23062), filed with the Commission on April 29, 1994 and incorporated herein by reference).

      4.3          Registrant's Director Stock Purchase Plan (filed as
                   Exhibit 10.4 to the Registrant's Annual Report on Form 10-KSB (File Number 33-23062), filed with the
                   Commission on March 19, 1998, and incorporated by reference.)

      4.4          Registrant's Non-Employee Director Fee Arrangement.

      5 Opinion of Balch & Bingham LLP regarding certain legal matters.

   23.1  Consent of Mauldin & Jenkins, LLC.

   23.2 Consent of Balch & Bingham LLP (contained in their legal opinion at Exhibit 5 above).

ITEM 9.  UNDERTAKINGS

     (a)  The Company hereby undertakes:

          (1) To file, during any period in which it offers or sells securities, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a) (3) of the Securities Act of 1933 (the "Securities Act");

               (ii) To reflect in the prospectus any facts or events which, individually or together, represent a fundamental change in the information in the Registration Statement; and

               (iii) To include any additional or changed material
                     information on the plan of distribution.

               provided, however, that paragraphs (a) (1) (i) and (a) (1) (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Company pursuant to Section 13 or Section 15(d) of the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for the filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Eufaula, Alabama, on April 21, 1998.


                                    EUFAULA BANCCORP, INC.


                                    By:   /s/ Gregory B. Faison
                                       ------------------------
                                         Gregory B. Faison
                                         Chief Executive Officer

     We, the undersigned directors of Eufaula BancCorp, Inc., do hereby constitute and appoint Gregory E. Faison our true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for us and in our name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8 and to file the same, with all exhibits thereto, and other documents in connection therewith, including any amendments thereto, with the Securities and Exchange Commission and to file such notices, reports or registration statements and amendments thereto with any state securities authority or securities exchange or market, and we do hereby ratify and confirm all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates stated.

      SIGNATURE                       TITLE                      DATE
      ---------                       -----                      ----

                           Chief Executive Officer and
/s/ Gregory B. Faison      Director (Principal Executive           *
-------------------------  Officer)
Gregory B. Faison


                           Treasurer (Principal Financial
/s/ Gloria Hagler          Officer and Principal Accounting        *
-------------------------  Officer)
Gloria Hagler



/s/ Michael C. Dixon       Director                                *
-------------------------
Michael C. Dixon

/s/ Robert M. Dixon                                               *
-------------------------  Director
Robert M. Dixon


/s/ James J. Jaxon, Jr.    Director                               *
-------------------------
James J. Jaxon, Jr.


/s/ Janis Biggers          Director                               *
-------------------------
Janis Biggers


/s/ Thomas Harris          Director                               *
-------------------------
Thomas Harris


/s/ Frank McRight          Director
-------------------------
Frank McRight


* April 21, 1998

                                 EXHIBIT INDEX
                                 -------------


   Exhibit
   Number                  Description of Exhibits
   -------                 -----------------------

     4.1     Eufaula Bank & Trust Company Employee Stock
             Purchase Plan (filed as Exhibit 10.1 to the Registrant's Annual Report on Form 10-KSB (File Number 33-23062), filed with the Commission on April 29, 1994 and incorporated herein by reference.)

     4.2     Registrant's Stock Option Agreement (filed as Exhibit
             10.3 to the Registrant's Annual Report on Form 10-KSB (File Number 33-23062), filed with the Commission on April 29, 1994 and incorporated herein by reference).

     4.3     Registrant's Director Stock Purchase Plan (filed as
             Exhibit 10.4 to the Registrant's Annual Report on Form 10-KSB (File Number 33-23062), filed with the
             Commission on March 19, 1998, and incorporated by reference.)

     4.4     Registrant's Non-Employee Director Fee Arrangement.

     5 Opinion of Balch & Bingham LLP regarding certain legal matters.

    23.1     Consent of Mauldin & Jenkins, LLC.

    23.2 Consent of Balch & Bingham, LLP (contained in their legal opinion at Exhibit 5 above)